EAGLE POINT
INCOME COMPANY

SEPTEMBER 30, 2021
FINANCIAL STATEMENTS
(UNAUDITED)

NYSE SYMBOLS: EIC / EICA

Important Information

This report is transmitted to the stockholders of Eagle Point Income Company Inc. (“we”, “us”, “our” or the “Company”). This report and the information and views herein do not constitute investment advice, or a recommendation or an offer to enter into any transaction with the Company or any of its affiliates. This report is provided for informational purposes only, does not constitute an offer to sell securities of the Company and is not a prospectus. From time to time, the Company may have a registration statement relating to one or more of its securities on file with the US Securities and Exchange Commission (“SEC”). Any registration statement that has not yet been declared effective by the SEC, and any prospectus relating thereto, is not complete and may be changed. Any securities that are the subject of such a registration statement may not be sold until the registration statement filed with the SEC is effective.

The information and its contents are the property of Eagle Point Income Management LLC (the “Adviser”) and/or the Company. Any unauthorized dissemination, copying or use of this presentation is strictly prohibited and may be in violation of law. This presentation is being provided for informational purposes only.

Investors should read the Company’s prospectus and SEC filings (which are publicly available on the EDGAR Database on the SEC website at http://www.sec.gov) carefully and consider their investment goals, time horizons and risk tolerance before investing in the Company. Investors should consider the Company’s investment objectives, risks, charges and expenses carefully before investing in securities of the Company. There is no guarantee that any of the goals, targets or objectives described in this report will be achieved.

An investment in the Company is not appropriate for all investors. The investment program of the Company is speculative, entails substantial risk and includes investment techniques not employed by traditional mutual funds. An investment in the Company is not intended to be a complete investment program. Shares of closed-end investment companies, such as the Company, frequently trade at a discount from their net asset value (“NAV”), which may increase investors’ risk of loss. Past performance is not indicative of, or a guarantee of, future performance. The performance and certain other portfolio information quoted herein represents information as of September 30, 2021. Nothing herein should be relied upon as a representation as to the future performance or portfolio holdings of the Company. Investment return and principal value of an investment will fluctuate, and shares, when sold, may be worth more or less than their original cost. The Company’s performance is subject to change since the end of the period noted in this report and may be lower or higher than the performance data shown herein.

Neither the Adviser nor the Company provide legal, accounting or tax advice. Any statement regarding such matters is explanatory and may not be relied upon as definitive advice. Investors should consult with their legal, accounting and tax advisors regarding any potential investment. The information presented herein is as of the dates noted herein and is derived from financial and other information of the Company, and, in certain cases, from third party sources and reports (including reports of third party custodians, CLO managers and trustees) that have not been independently verified by the Company. As noted herein, certain of this information is estimated and unaudited, and therefore subject to change. We do not represent that such information is accurate or complete, and it should not be relied upon as such.

About Eagle Point Income Company Inc.

The Company is a publicly-traded, non-diversified, closed-end management investment company. The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation, by investing primarily in junior debt tranches of CLOs. In addition, the Company may invest up to 35% of its total assets (at the time of investment) in CLO equity securities. The Company is externally managed and advised by Eagle Point Income Management LLC.

The Company makes certain unaudited portfolio information available each month on its website in addition to making certain other unaudited financial information available on its website (www.eaglepointincome.com). This information includes (1) an estimated range of the Company’s net investment income (“NII”) and realized capital gains or losses per weighted average share of common stock for each calendar quarter end, generally made available within the first fifteen days after the applicable calendar month end, (2) an estimated range of the Company’s net asset value (“NAV”) per share of common stock for the prior month end and certain additional portfolio-level information, generally made available within the first fifteen days after the applicable calendar month end, and (3) during the latter part of each month, an updated estimate of NAV, if applicable, and, with respect to each calendar quarter end, an updated estimate of the Company’s NII and realized capital gains or losses for the applicable quarter, if available.

Forward-Looking Statements

This report may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this report may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the Company’s filings with the SEC. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this report.

Financial Statements for the Nine Months Ended September 30, 2021 (Unaudited)

Eagle Point Income Company Inc.

Statement of Assets and Liabilities

As of September 30, 2021

(expressed in U.S. dollars)

(Unaudited)

ASSETS
Investments, at fair value (cost $136,996,622)	$137,775,600
Interest receivable	2,237,194
Receivable for securities sold	1,639,604
Cash	352,126
Prepaid expenses	231,688
Receivable for shares of common stock issued pursuant to the Company's dividend reinvestment plan	6,455
Total Assets	142,242,667

LIABILITIES
Borrowings under credit facility (Note 8)	25,000,000
Payable for securities purchased	7,689,721
Management fee payable	418,190
Professional fees payable	136,678
Directors' fees payable	63,750
Administration fees payable	93,106
Interest expense on credit facility payable	8,529
Tax expense payable	6,780
Other expenses payable	2,083
Total Liabilities	33,418,837

COMMITMENTS AND CONTINGENCIES (Note 6)

NET ASSETS applicable to 6,151,347 shares of $0.001 par value common stock outstanding	$108,823,830

NET ASSETS consist of:
Paid-in capital (Note 5)	$119,951,451
Aggregate distributable earnings (losses)	(11,127,621)
Total Net Assets	$108,823,830
Net asset value per share of common stock	$17.69

See accompanying notes to the financials statements

Eagle Point Income Company Inc.

Schedule of Investments

As of September 30, 2021

(expressed in U.S. dollars)

(Unaudited)

Issuer ⁽¹⁾	Investment ⁽²⁾ ⁽³⁾	Maturity Date	Reference Rate and Spread	Interest Rate/Effective Yield	Acquisition Date ⁽⁴⁾	Principal Amount	Cost	Fair Value ⁽⁵⁾	% of Net Assets
CLO Debt ⁽⁶⁾
United States
AGL CLO I Ltd.	Secured Note - Class E	10/20/2032	3M L+7.10%	7.23%	10/04/2019	$3,000,000	$2,924,576	$3,000,000	2.76%
Ares XLV CLO Ltd.	Secured Note - Class E	10/15/2030	3M L+6.10%	6.23%	05/30/2019	800,000	788,070	788,480	0.72%
Barings CLO Ltd. 2018-IV	Secured Note - Class E	10/15/2030	3M L+5.82%	5.95%	10/26/2018	785,000	781,424	770,478	0.71%
Battalion CLO XII Ltd.	Secured Note - Class E	05/17/2031	3M L+6.09%	6.21%	10/04/2018	4,633,000	4,545,632	4,564,895	4.19%
Black Diamond CLO 2016-1, Ltd.	Secured Note - Class D-R	04/26/2031	3M L+5.60%	5.73%	10/04/2018	1,050,000	993,306	917,175	0.84%
Black Diamond CLO 2017-1, Ltd.	Secured Note - Class D	04/24/2029	3M L+6.60%	6.73%	10/04/2018	3,600,000	3,592,768	3,450,960	3.17%
Carlyle US CLO 2017-1, Ltd.	Secured Note - Class D	04/20/2031	3M L+6.00%	6.13%	09/15/2020	2,000,000	1,658,673	1,881,200	1.73%
Carlyle US CLO 2018-1, Ltd.	Secured Note - Class D	04/20/2031	3M L+5.75%	5.88%	10/04/2018	665,000	658,793	632,881	0.58%
Carlyle US CLO 2018-2, Ltd.	Secured Note - Class D	10/15/2031	3M L+5.25%	5.38%	10/04/2018	5,500,000	5,299,584	5,234,350	4.81%
Carlyle US CLO 2019-1, Ltd.	Secured Note - Class D	04/20/2031	3M L+6.70%	6.83%	08/19/2019	3,125,000	2,962,823	3,114,063	2.86%
CIFC Funding 2015-I, Ltd.	Secured Note - Class E-RR	01/22/2031	3M L+6.00%	6.14%	10/04/2018	2,600,000	2,563,599	2,544,620	2.34%
CIFC Funding 2018-II, Ltd.	Secured Note - Class D	04/20/2031	3M L+5.85%	5.98%	10/04/2018	1,025,000	1,007,099	1,011,470	0.93%
CIFC Funding 2018-IV, Ltd.	Secured Note - Class E	10/17/2031	3M L+7.70%	7.83%	05/22/2019	2,000,000	1,861,941	1,889,400	1.74%
CIFC Funding 2019-V, Ltd.	Secured Note - Class D	10/15/2032	3M L+6.84%	6.97%	08/09/2019	5,500,000	5,406,275	5,500,000	5.05%
CIFC Funding 2019-VI, Ltd.	Secured Note - Class E	01/16/2033	3M L+7.40%	7.53%	12/02/2019	3,050,000	2,969,103	3,065,860	2.82%
Cook Park CLO, Ltd.	Secured Note - Class E	04/17/2030	3M L+5.40%	5.53%	10/04/2018	1,000,000	985,431	980,000	0.90%
Dryden 37 Senior Loan Fund, Ltd.	Secured Note - Class E-R	01/15/2031	3M L+5.15%	5.28%	10/04/2018	500,000	484,880	473,350	0.43%
First Eagle BSL CLO 2019-1 Ltd.	Secured Note - Class D	01/20/2033	3M L+7.70%	7.83%	12/17/2019	5,000,000	4,795,579	5,002,500	4.60%
LCM XVIII, L.P.	Secured Note - Class E-R	04/20/2031	3M L+5.95%	6.08%	10/04/2018	600,000	598,520	551,640	0.51%
Madison Park Funding XXVII, Ltd.	Secured Note - Class D	04/20/2030	3M L+5.00%	5.13%	10/04/2018	3,050,000	2,841,863	2,922,815	2.69%
Madison Park Funding XLII, Ltd.	Secured Note - Class E	11/21/2030	3M L+6.05%	6.19%	08/15/2019	1,500,000	1,439,873	1,478,700	1.36%
Marathon CLO IX, Ltd.	Secured Note - Class D	04/15/2029	3M L+6.05%	6.18%	10/04/2018	4,050,000	4,005,444	3,621,915	3.33%
Marathon CLO XIII, Ltd.	Secured Note - Class D	04/15/2032	3M L+6.98%	7.11%	06/04/2019	3,500,000	3,350,624	3,255,000	2.99%
MidOcean Credit CLO X	Secured Note - Class E	10/23/2032	3M L+7.44%	7.58%	01/08/2020	5,000,000	4,986,022	5,000,000	4.59%
Octagon Investment Partners 37, Ltd.	Secured Note - Class D	07/25/2030	3M L+5.40%	5.53%	10/04/2018	1,200,000	1,178,922	1,154,640	1.06%
Octagon Investment Partners 38, Ltd.	Secured Note - Class D	07/20/2030	3M L+5.70%	5.83%	10/04/2018	3,300,000	3,241,775	3,191,760	2.93%
Octagon Investment Partners 39, Ltd.	Secured Note - Class E	10/20/2030	3M L+5.75%	5.88%	10/24/2018	1,550,000	1,494,354	1,519,620	1.40%
Octagon Investment Partners 41, Ltd.	Secured Note - Class E	04/15/2031	3M L+6.90%	7.03%	07/18/2019	1,050,000	1,044,275	1,050,000	0.96%
Octagon Investment Partners 41, Ltd.	Secured Note - Class E-R	10/15/2033	3M L+7.13%	7.25%	09/24/2021	2,500,000	2,488,000	2,488,000	2.29%
OZLM XXI, Ltd.	Secured Note - Class D	01/20/2031	3M L+5.54%	5.67%	10/04/2018	4,150,000	4,064,265	3,830,450	3.52%
Palmer Square CLO 2018-1, Ltd.	Secured Note - Class D	04/18/2031	3M L+5.15%	5.28%	05/30/2019	1,120,000	1,034,659	1,083,824	1.00%
Reese Park CLO, Ltd.	Secured Note - Class E	10/15/2032	3M L+5.97%	6.10%	12/03/2020	2,000,000	1,965,484	1,992,400	1.83%
Rockford Tower CLO 2018-1, Ltd.	Secured Note - Class E	05/20/2031	3M L+5.85%	5.98%	09/30/2021	2,250,000	2,182,500	2,188,125	2.01%
Rockford Tower CLO 2018-2, Ltd.	Secured Note - Class E	10/20/2031	3M L+6.00%	6.13%	10/04/2018	4,275,000	4,181,235	4,139,055	3.80%
Rockford Tower CLO 2019-2, Ltd.	Secured Note - Class E	08/20/2032	3M L+6.05%	6.18%	01/13/2021	3,000,000	2,959,141	2,977,500	2.74%
Rockford Tower CLO 2020-1, Ltd.	Secured Note - Class E	01/20/2032	3M L+6.90%	7.03%	12/04/2020	1,600,000	1,569,625	1,601,600	1.47%
Wind River 2014-1 CLO, Ltd.	Secured Note - Class E-R	07/18/2031	3M L+6.30%	6.43%	08/16/2021	2,550,000	2,357,828	2,359,005	2.17%
TICP CLO IX, Ltd.	Secured Note - Class E	01/20/2031	3M L+5.60%	5.73%	08/22/2019	2,500,000	2,350,091	2,462,250	2.26%
Venture 36 CLO, Limited	Secured Note - Class E	04/20/2032	3M L+6.92%	7.05%	01/21/2021	4,800,000	4,459,770	4,514,400	4.15%
Vibrant CLO VI, Ltd.	Secured Note - Class E	06/20/2029	3M L+5.75%	5.87%	10/04/2018	1,400,000	1,380,821	1,314,600	1.21%
Vibrant CLO VIII, Ltd.	Secured Note - Class D	01/20/2031	3M L+5.75%	5.88%	10/04/2018	1,750,000	1,705,119	1,593,725	1.46%
York CLO-2 Ltd.	Secured Note - Class E-R	01/22/2031	3M L+5.65%	5.79%	05/16/2019	1,605,000	1,524,077	1,558,455	1.43%
							102,683,843	102,671,161	94.34%
CLO Equity ⁽⁷⁾ ⁽⁸⁾
United States
Ares XLIV CLO Ltd.	Subordinated Note	04/15/2034	N/A	15.42%	06/08/2021	8,000,000	3,607,296	3,649,222	3.35%
Ares LVIII CLO Ltd.	Subordinated Note	01/15/2033	N/A	16.57%	06/17/2021	4,000,000	3,060,459	3,259,385	3.00%
Bardin Hill CLO 2021-2 Ltd.	Subordinated Note ⁽⁹⁾	10/25/2034	N/A	21.00%	09/24/2021	4,000,000	3,002,400	3,002,400	2.76%
CIFC Funding 2019-VI, Ltd.	Subordinated Note	01/16/2033	N/A	17.55%	12/02/2019	6,000,000	4,649,314	5,240,774	4.82%
Madison Park Funding XXXVII, Ltd.	Subordinated Note	07/15/2049	N/A	28.71%	03/11/2020	4,000,000	2,743,469	3,969,965	3.65%
Marathon CLO XIII, Ltd.	Subordinated Note	04/15/2032	N/A	9.47%	06/04/2019	5,300,000	4,170,066	3,152,647	2.90%
Octagon Investment Partners 37, Ltd.	Subordinated Note	07/25/2030	N/A	16.18%	01/31/2020	6,000,000	4,284,927	4,380,672	4.03%
Octagon Investment Partners 43, Ltd.	Income Note	10/25/2032	N/A	13.93%	08/02/2019	5,750,000	4,709,230	4,773,397	4.39%
Venture 37 CLO, Limited	Subordinated Note	07/15/2032	N/A	14.71%	05/21/2019	5,200,000	4,085,618	3,675,977	3.38%
							34,312,779	35,104,439	32.28%

Total investments, at fair value as of September 30, 2021							$136,996,622	$137,775,600	126.62%

Other net assets above (below) fair value of investments								(28,951,770)

Net assets as of September 30, 2021								$108,823,830

(1)	The Company is not affiliated with, nor does it "control" (as such term is defined in the Investment Company Act of 1940 (the "1940 Act")), any of the issuers listed. In general, under the 1940 Act, the Company would be presumed to "control" an issuer if we owned 25% or more of its voting securities.
(2)	All investments are restricted and categorized as structured finance securities.
(3)	Pursuant to the terms of the credit facility agreement, a security interest in favor of the lender has been granted with respect to all investments. See Note 8 "Revolving Credit Facility" for further discussion.
(4)	Acquisition date represents the initial purchase date or the date when the investment was contributed to the Company. See Note 1 "Organization" for further discussion.
(5)	Fair value is determined in good faith in accordance with the Company's valuation policy and is approved by the Company's Board of Directors.
(6)	CLO debt positions reflect the coupon rates as of September 30, 2021.
(7)	The fair value of CLO equity investments were determined using significant, unobservable inputs. See Note 3 "Investments" for further discussion.
(8)	CLO income and subordinated notes are considered CLO equity positions. CLO equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying assets less contractual payments to debt holders and CLO expenses. The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. It is the Company's policy to update the effective yield for each CLO equity position held within the Company’s portfolio at the initiation of each investment and each subsequent quarter thereafter. The effective yield and investment cost may ultimately not be realized. As of September 30, 2021, the Company's weighted average effective yield on its aggregate CLO equity positions, based on current amortized cost, was 16.45%.
(9)	Fair value includes the Company's interest in fee rebates on CLO subordinated notes.

See accompanying notes to the financials statements

Eagle Point Income Company Inc.

Statement of Operations

For the nine months ended September 30, 2021

(expressed in U.S. dollars)

(Unaudited)

INVESTMENT INCOME
Interest income	$8,190,743
Total Investment Income	8,190,743

EXPENSES
Management fee	1,204,393
Interest expense on credit facility	355,433
Administration fees	349,784
Professional fees	345,911
Directors' fees	191,250
Amortization of deferred financing costs	43,812
Tax expense	39,050
Other expenses	309,996
Total Expenses	2,839,629

NET INVESTMENT INCOME	5,351,114

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	197,004
Net change in unrealized appreciation (depreciation) on investments	4,053,663
NET REALIZED AND UNREALIZED GAIN (LOSS)	4,250,667

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$9,601,781

See accompanying notes to the financials statements

Eagle Point Income Company Inc.

Statements of Operations

(expressed in U.S. dollars)

(Unaudited)

	For the	For the	For the
	three months ended	six months ended	nine months ended
	September 30, 2021	June 30, 2021	September 30, 2021
INVESTMENT INCOME
Interest income	$3,001,772	$5,188,971	$8,190,743
Total Investment Income	3,001,772	5,188,971	8,190,743

EXPENSES
Management fee	418,191	786,202	1,204,393
Interest expense on credit facility	124,350	231,083	355,433
Administration fees	120,106	229,678	349,784
Professional fees	101,397	244,514	345,911
Directors' fees	63,750	127,500	191,250
Amortization of deferred financing costs	14,275	29,537	43,812
Tax expense	12,800	26,250	39,050
Other expenses	148,843	161,153	309,996
Total Expenses	1,003,712	1,835,917	2,839,629

NET INVESTMENT INCOME	1,998,060	3,353,054	5,351,114

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	(105,900)	302,904	197,004
Net change in unrealized appreciation (depreciation) on investments	1,696,351	2,357,312	4,053,663
NET REALIZED AND UNREALIZED GAIN (LOSS)	1,590,451	2,660,216	4,250,667

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$3,588,511	$6,013,270	$9,601,781

Note: The above Statements of Operations represents the three months ended September 30, 2021, the six months ended June 30, 2021, and the nine months ended September 30, 2021 and has been provided as supplemental information to the financial statements.

See accompanying notes to the financials statements

Eagle Point Income Company Inc.

Statements of Operations

(expressed in U.S. dollars)

(Unaudited)

	For the	For the
	nine months ended	nine months ended
	September 30, 2021	September 30, 2020
INVESTMENT INCOME
Interest income	$8,190,743	$8,739,391
Total Investment Income	8,190,743	8,739,391

EXPENSES
Management fee	1,204,393	938,074
Interest expense on credit facility	355,433	428,540
Administration fees	349,784	346,108
Professional fees	345,911	535,668
Directors' fees	191,250	191,250
Amortization of deferred financing costs	43,812	44,305
Tax expense	39,050	19,975
Other expenses	309,996	214,248
Total Expenses	2,839,629	2,718,168

NET INVESTMENT INCOME	5,351,114	6,021,223

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on investments	197,004	(14,605,622)
Net change in unrealized appreciation (depreciation) on investments	4,053,663	(11,598,246)
NET REALIZED AND UNREALIZED GAIN (LOSS)	4,250,667	(26,203,868)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$9,601,781	$(20,182,645)

See accompanying notes to the financials statements

Eagle Point Income Company Inc.

Statements of Changes in Net Assets

(expressed in U.S. dollars, except share amounts)

(Unaudited)

	For the nine	For the
	months ended	year ended
	September 30, 2021	December 31, 2020
Net increase (decrease) in net assets resulting from operations:
Net investment income	$5,351,114	$7,718,632
Net realized gain (loss) on investments	197,004	(14,526,733)
Net change in unrealized appreciation (depreciation) on investments	4,053,663	1,760,424
Total net increase (decrease) in net assets resulting from operations	9,601,781	(5,047,677)

Common stock distributions paid to stockholders:
Total earnings distributed	(4,673,892)	(7,997,030)
Common stock distributions from tax return of capital	-	(1,106,093)
Total common stock distributions paid to stockholders	(4,673,892)	(9,103,123)

Capital share transactions:
Issuance of shares of common stock pursuant to the Company's "at the market" program, net of commissions and offering expenses	743,958	862,553
Issuance of shares of common stock pursuant to the Company's dividend reinvestment plan	31,847	-
Total capital share transactions	775,805	862,553

Total increase (decrease) in net assets	5,703,694	(13,288,247)
Net assets at beginning of period	103,120,136	116,408,383
Net assets at end of period	$108,823,830	$103,120,136

Capital share activity:
Shares of common stock issued pursuant to the Company's "at the market" program	42,972	88,185
Shares of common stock issued pursuant to the Company's dividend reinvestment plan	1,917	-
Total increase (decrease) in capital share activity	44,889	88,185

See accompanying notes to the financials statements

Eagle Point Income Company Inc.

Statement of Cash Flows

 For the nine months ended September 30, 2021

(expressed in U.S. dollars)

(Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$9,601,781

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(27,811,646)
Proceeds from sales of investments and repayments of principal (1)	16,932,588
Payment-in-kind interest	74,415
Net realized (gain) loss on investments	(197,004)
Net change in unrealized (appreciation) depreciation on investments	(4,053,663)
Net amortization (accretion) of premiums or discounts on CLO debt securities	(243,254)
Amortization of deferred financing costs	43,812
Changes in assets and liabilities:
Interest receivable	(331,932)
Prepaid expenses	90,245
Management fee payable	75,799
Professional fees payable	(6,794)
Administration fees payable	(9,197)
Interest expense on credit facility payable	(62,942)
Tax expense payable	(9,940)
Other assets	6,447
Net cash provided by (used in) operating activities	(5,965,036)

CASH FLOWS FROM FINANCING ACTIVITIES
Borrowings under credit facility	48,065,000
Repayments under credit facility	(37,880,000)
Common stock distributions paid to stockholders	(4,673,892)
Issuance of shares of common stock pursuant to the Company's "at the market" program, net of commissions and offering expenses	743,958
Issuance of shares of common stock pursuant to the Company's dividend reinvestment plan	25,392
Net cash provided by (used in) financing activities	6,280,458

NET INCREASE (DECREASE) IN CASH	315,422

CASH, BEGINNING OF PERIOD	36,704

CASH, END OF PERIOD	$352,126

Supplemental disclosures:
Cash paid for franchise taxes	$48,990

(1) Proceeds from sales or maturity of investments includes $2,135,255 of return of capital on portfolio investments from recurring cash flows.

See accompanying notes to the financials statements

Eagle Point Income Company Inc.

Notes to the Financial Statements

September 30, 2021

(Unaudited)

1.	ORGANIZATION

Eagle Point Income Company Inc. (the “Company”) is an externally managed, non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s primary investment objective is to generate high current income, with a secondary objective to generate capital appreciation. The Company seeks to achieve its investment objectives by investing primarily in junior debt tranches of collateralized loan obligations, or “CLOs,” that are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. The Company focuses on CLO debt tranches rated “BB” (e.g., BB+, BB or BB-, or their equivalent) by Moody’s Investors Service, Inc., or “Moody’s,” Standard & Poor’s, or “S&P,” or Fitch Ratings, Inc., or “Fitch,” and/or other applicable nationally recognized statistical rating organizations. The Company may also invest in other junior debt tranches of CLOs, senior debt tranches of CLOs and other related securities and instruments. In addition, the Company may invest up to 35% of its total assets (at the time of investment) in unrated CLO equity securities and related securities and instruments. The Company’s common stock is listed on the New York Stock Exchange (“NYSE”) under the symbol “EIC”.

The Company was initially formed on September 28, 2018 as EP Income Company LLC, a Delaware limited liability company. The Company commenced operations on October 4, 2018, the date Eagle Point Income Management LLC (the “Adviser”) contributed $100,000 in exchange for 100 units of the Company and Cavello Bay Reinsurance Limited (“Cavello Bay” and collectively with the Adviser, the “Members”) contributed to the Company, at fair value, the entire portfolio of BB-rated CLO debt it held in a separately managed account managed by an affiliate of the Adviser, totaling $75,051,650, inclusive of accrued interest of $1,371,697, in exchange for 75,051.65 units of the Company. Cavello Bay is a subsidiary of Enstar Group Limited, or “Enstar.”

On October 16, 2018, the Company converted from a Delaware limited liability company into a Delaware corporation (the “Conversion”). At the time of the Conversion, the Members became stockholders of Eagle Point Income Company Inc. In connection with the Conversion, the Members converted 75,151.65 units of the Delaware limited liability company into shares of common stock in the Delaware corporation at $20 per share, resulting in 3,769,596 shares and an effective conversion rate of approximately 50.15985069 per unit.

On July 23, 2019, the Company priced its initial public offering (the “IPO”) and sold an additional 1,200,000 shares of its common stock at a public offering price of $19.89 per share. On July 24, 2019, the Company’s shares began trading on the NYSE. On August 2, 2019, the Company sold an additional 162,114 shares pursuant to the exercise by the underwriters of the over-allotment option granted to them in connection with the IPO at a public offering price of $19.89 per share.

See Note 5 “Common Stock” for further discussion relating to the Conversion and IPO.

On October 3, 2018, the Company entered into a custody agreement with Wells Fargo Bank, National Association (“Wells Fargo”), pursuant to which the Company’s portfolio of securities are held by Wells Fargo.

The Company intends to operate so as to qualify to be taxed as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for federal income tax purposes.

The Adviser is the investment adviser of the Company and manages the investments of the Company subject to the supervision of the Company’s Board of Directors (the “Board”). The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. Eagle Point Administration LLC, an affiliate of the Adviser, is the administrator of the Company (the “Administrator”).

Eagle Point Income Company Inc.

Notes to the Financial Statements

September 30, 2021

(Unaudited)

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Accounting

The Company is considered an investment company under accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Company follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies. Items included in the financial statements are measured and presented in United States dollars.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions which affect the reported amounts included in the financial statements and accompanying notes as of the reporting date. Actual results may differ from those estimates.

Valuation of Investments

The most significant estimate inherent in the preparation of the financial statements is the valuation of investments. In the absence of readily determinable fair values, fair value of the Company’s investments is determined in accordance with the Company’s valuation policy. Due to the uncertainty of valuation, this estimate may differ significantly from the value that would have been used had a ready market for the investments existed, and the differences could be material.

There is no single method for determining fair value in good faith. As a result, determining fair value requires judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments held by the Company.

The Company accounts for its investments in accordance with U.S. GAAP, and fair values its investment portfolio in accordance with the provisions of FASB ASC Topic 820 Fair Value Measurements and Disclosures, which defines fair value, establishes a framework for measuring fair value and requires enhanced disclosures about fair value measurements. Investments are reflected in the financial statements at fair value. Fair value is the estimated amount that would be received to sell an asset, or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (i.e., the exit price). The Company’s fair valuation process is reviewed and approved by the Board.

The fair value hierarchy prioritizes and ranks the level of market price observability used in measuring investments at fair value. Market price observability is impacted by a number of factors, including the type of investment, the characteristics specific to the investment and the state of the marketplace (including the existence and transparency of transactions between market participants). Investments with readily available actively quoted prices, or for which fair value can be measured from actively quoted prices in an orderly market, will generally have a higher degree of market price observability and a lesser degree of judgment used in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following categories based on inputs:

•	Level I – Observable, quoted prices for identical investments in active markets as of the reporting date.

•	Level II – Quoted prices for similar investments in active markets or quoted prices for identical investments in markets that are not active as of the reporting date.

•	Level III – Pricing inputs are unobservable for the investment and little, if any, active market exists as of the reporting date. Fair value inputs require significant judgment or estimation from the Adviser.

In certain cases, inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given investment is based on the lowest level of input significant to that fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific

Eagle Point Income Company Inc.

Notes to the Financial Statements

September 30, 2021

(Unaudited)

to the investment.

Investments for which observable, quoted prices in active markets do not exist are reported at fair value based on Level III inputs. The amount determined to be fair value may incorporate the Adviser’s own assumptions (including assumptions the Adviser believes market participants would use in valuing investments and assumptions relating to appropriate risk adjustments for nonperformance and lack of marketability), as provided for in the Company’s valuation policy and accepted by the Board.

An estimate of fair value is made for each investment at least monthly taking into account information available as of the reporting date. For financial reporting purposes, valuations are determined by the Board on a quarterly basis.

See Note 3 “Investments” for further discussion relating to the Company’s investments.

In valuing the Company’s investments in CLO debt and CLO equity, the Adviser considers a variety of relevant factors, including, as applicable, a third-party pricing service, recent trading prices for specific investments, recent purchases and sales known to the Adviser in similar securities and output from a third-party financial model. The third-party financial model contains detailed information on the characteristics of CLOs, including recent information about assets and liabilities, and is used to project future cash flows. Key inputs to the model, including but not limited to assumptions for future loan default rates, recovery rates, prepayment rates, reinvestment rates and discount rates are determined by considering both observable and third-party market data and prevailing general market assumptions and conventions as well as those of the Adviser.

The Company engages a third-party independent valuation firm as an input to the Company’s valuation of the fair value of its investments in CLO equity. The valuation firm’s advice is only one factor considered in the valuation of such investments, and the Board does not solely rely on such advice in determining the fair value of the Company’s investments in accordance with the 1940 Act.

Investment Income Recognition

Interest income from investments in CLO debt is recorded using the accrual basis of accounting to the extent such amounts are expected to be collected. Interest income on investments in CLO debt is generally expected to be received in cash. Amortization of premium or accretion of discount is recognized using the effective interest method. The Company applies the provisions of Accounting Standards Update No. 2017-08 Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) in calculating amortization of premium for purchased CLO debt securities.

In certain circumstances interest income may be paid in the form of additional investment principal, often referred to as payment-in-kind (“PIK”) interest. PIK interest is included in interest income and interest receivable through the payment date. The PIK interest rate for CLO debt securities represents the coupon rate at payment date when PIK interest is received. On the payment date, interest receivable is capitalized as additional investment principal in the CLO debt security. To the extent the Company does not believe it will be able to collect PIK interest, the CLO debt security will be placed on non-accrual status, and previously recorded PIK interest income will be reversed.

CLO equity investments and fee rebates recognize investment income for U.S. GAAP purposes on the accrual basis utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flows. ASC Topic 325-40 Beneficial Interests in Securitized Financial Assets requires investment income from CLO equity investments and fee rebates to be recognized under the effective interest method, with any difference between cash distributed and the amount calculated pursuant to the effective interest method being recorded as an adjustment to the cost basis of the investment. It is the Company’s policy to update the effective yield for each CLO equity position held within the Company’s portfolio at the initiation of each investment and each subsequent quarter thereafter.

Other Income

Other income, if any, includes the Company’s share of income under the terms of fee rebate agreements.

Interest Expense

Interest expense includes the amounts due under the credit facility agreements in relation to the outstanding

Eagle Point Income Company Inc.

Notes to the Financial Statements

September 30, 2021

(Unaudited)

borrowings and unused commitment fees. Interest expense is recorded as an expense on the Statement of Operations. Please refer to Note 8 “Revolving Credit Facility” for further discussion on the interest expense.

Securities Transactions

The Company records the purchases and sales of securities on trade date. Realized gains and losses on investments sold are recorded on the basis of the specific identification method.

Cash and Cash Equivalents

The Company has defined cash and cash equivalents as cash and short-term, highly liquid investments with original maturities of three months or less from the date of purchase. The Company maintains its cash in a bank account which, at times, may exceed federal insured limits. The Adviser monitors the performance of the financial institution where the account is held in order to manage any risk associated with such account. No cash equivalent balances were held as of September 30, 2021.

Expense Recognition

Expenses are recorded on the accrual basis of accounting.

Prepaid Expenses

Prepaid expenses consist primarily of insurance premiums, shelf registration expenses and at-the-market (“ATM”) program expenses. Insurance premiums are amortized over the term of the current policy. Prepaid shelf registration expenses and ATM program expenses represent fees and expenses incurred in connection with maintaining the Company’s current shelf registration and ATM program. Such costs are allocated to paid-in-capital for each transaction pro-rata based on gross proceeds relative to the total potential offering amount.

Any unallocated prepaid expense balance associated with the shelf registration and the ATM program are accelerated into expense at the earlier of the end of the program period or at the effective date of a new shelf registration or ATM program.

Deferred Financing Costs

Deferred financing costs consist of fees and expenses incurred in connection with the Credit Facilities (refer to Note 8 “Revolving Credit Facility”). Deferred financing costs are capitalized and amortized over the term of each of the Credit Facilities, and are reflected in borrowings under the credit facility on the Statement of Asset and Liabilities (if any). Amortization of deferred financing costs is recorded as an expense on the Statement of Operations on a straight-line basis, which approximates the effective interest method.

Federal and Other Taxes

The Company intends to continue to operate so as to qualify to be taxed as a RIC under subchapter M of the Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax treatment, among other requirements, the Company is required to distribute at least 90% of its investment company taxable income, as defined by the Code.

Because U.S. federal income tax regulations differ from U.S. GAAP, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for federal income tax purposes. The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities due to temporary book/tax differences arising primarily from partnerships and passive foreign investment company investments.

Eagle Point Income Company Inc.

Notes to the Financial Statements

September 30, 2021

(Unaudited)

As of September 30, 2021, the federal income tax cost and net unrealized appreciation on securities were as follows:

Cost for federal income tax purposes	$133,711,219

Gross unrealized appreciation	$5,942,820
Gross unrealized depreciation	(1,878,439)
Net unrealized appreciation	$4,064,381

For the nine months ended September 30, 2021, the Company incurred $37,800 in Delaware franchise tax expense related to the 2021 tax year end, and $1,250 related to Delaware franchise tax expense related to the 2020 tax year end.

Distributions

The composition of distributions paid to common stockholders from net investment income and capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. Distributions to common stockholders are comprised of net investment income, realized gains or losses and return of capital for either U.S. federal income tax or U.S. GAAP purposes and are intended to be paid monthly. Distributions payable to common stockholders are recorded as a liability on ex-dividend date and, unless a common stockholder opts out of the Company’s dividend reinvestment plan (the “DRIP”), are automatically reinvested in full shares of the Company as of the payment date, pursuant to the DRIP. The Company’s common stockholders who opt-out of participation in the DRIP (including those common stockholders whose shares are held through a broker who has opted out of participation in the DRIP) generally will receive all distributions in cash.

In addition to the regular monthly distributions, and subject to available taxable earnings of the Company, the Company may make periodic special distributions representing the excess of the Company’s net taxable income over the Company’s aggregate monthly distributions paid during the year (or for other purposes).

For the nine months ended September 30, 2021, the Company declared and paid monthly common distributions on common stock of $4,673,892 or approximately $0.77 per share.

The characterization of distributions paid to stockholders, as set forth in the Financial Highlights, reflect estimates made by the Company for federal income tax purposes. Such estimates are subject to change once the final determination of the source of all distributions has been made by the Company.

3.	INVESTMENTS

Fair Value Measurement

The following tables summarize the valuation of the Company’s investments measured and reported at fair value under the fair value hierarchy levels described in Note 2 “Summary of Significant Accounting Policies” as of September 30, 2021:

Fair Value Measurement
	Level I	Level II	Level III	Total
Assets
CLO Debt	$-	$102,671,161	$-	$102,671,161
CLO Equity	-	-	35,104,439	35,104,439

Total Investments, at Fair Value	$-	$102,671,161	$35,104,439	$137,775,600

Eagle Point Income Company Inc.

Notes to the Financial Statements

September 30, 2021

(Unaudited)

The changes in investments classified as Level III are as follows for the nine months ended September 30, 2021:

Change in Investments Classified as Level III

CLO Equity
Beginning Balance at January 1, 2021	$22,048,903
Purchases of investments	13,320,275
Proceeds from sales or maturity of investments (1)	(2,135,255)
Net realized gains (losses) and net change in unrealized appreciation (depreciation)	1,870,515
Balance as of September 30, 2021 (2)	$35,104,439
Change in unrealized appreciation (depreciation) on investments still held as of September 30, 2021	$1,870,515

(1) Proceeds from sales or maturity of investments represent the return of capital on portfolio investments from recurring cash flows.

(2) There were no transfers in or out of Level III during the period.

The net realized gains (losses) recorded for Level III investments, if any, are reported in the net realized gain (loss) on investments balance in the Statement of Operations. Net changes in unrealized appreciation (depreciation) are reported in the net change in unrealized appreciation (depreciation) on investments balance in the Statement of Operations.

Valuation of CLO Debt

The Company’s investments in CLO debt have been valued using an independent pricing service. The valuation methodology of the independent pricing service includes incorporating data comprised of observable market transactions, executable bids, broker quotes from dealers with two sided markets, as well as transaction activity from comparable securities to those being valued. As the independent pricing service contemplates real time market data and no unobservable inputs or significant judgement has been used by the Adviser in the valuation of the Company’s investment in CLO debt, such positions are considered Level II assets.

Valuation of CLO Equity

The Adviser utilizes the output of a third-party financial model to estimate the fair value of CLO equity investments. The model contains detailed information on the characteristics of each CLO, including recent information about assets and liabilities from data sources such as trustee reports, and is used to project future cash flows to the CLO note tranches, as well as management fees.

The following table summarizes the quantitative inputs and assumptions used for investments categorized as Level III of the fair value hierarchy as of September 30, 2021. In addition to the techniques and inputs noted in the table below, the Adviser may use other valuation techniques and methodologies when determining the Company’s fair value measurements as provided for in the valuation policy approved by the Board. The table below is not intended to be all-inclusive, but rather provides information on the significant Level III inputs as they relate to the Company’s fair value measurements as of September 30, 2021. Unobservable inputs and assumptions are periodically reviewed and updated as necessary to reflect current market conditions.

Eagle Point Income Company Inc.

Notes to the Financial Statements

September 30, 2021

(Unaudited)

Quantitative Information about Level III Fair Value Measurements
Assets	Fair Value as of September 30, 2021	Valuation Techniques/Methodologies	Unobservable Inputs	Range / Weighted Average (1)
CLO Equity	$32,102,039	Discounted Cash Flows	Annual Default Rate (2)	0.00% - 2.58%
			Annual Prepayment Rate (3)	25% / 25%
			Reinvestment Spread	3.46% - 3.72% / 3.56%
			Reinvestment Price	99.50% / 99.50%
			Recovery Rate	69.54% - 70.00% / 69.89%
			Expected Yield	12.93% - 20.57% / 15.51%

(1) Weighted average calculations are based on the fair value of investments.

(2) A weighted average is not presented as the input in the discounted cash flow model varies over the life of an investment.

(3) 0% is assumed for defaulted and non-performing assets.

Increases (decreases) in the annual default rate, reinvestment price and expected yield in isolation would result in a lower (higher) fair value measurement. Increases (decreases) in the reinvestment spread and recovery rate in isolation would result in a higher (lower) fair value measurement. Changes in the annual prepayment rate may result in a higher (lower) fair value, depending on the circumstances. Generally, a change in the assumption used for the annual default rate may be accompanied by a directionally opposite change in the assumption used for the annual prepayment rate and recovery rate.

The Adviser categorizes CLO equity as Level III investments. Certain pricing inputs may be unobservable. An active market may exist, but not necessarily for CLO equity investments the Company holds as of the reporting date.

The preceding table excludes $3,002,400 of fair value of newly issued CLO equity investment valued at transacted cost.

Investment Risk Factors and Concentration of Investments

The following list is not intended to be a comprehensive list of all of the potential risks associated with the Company. The Company’s prospectus provides a detailed discussion of the Company’s risks and considerations. The risks described in the prospectus are not the only risks the Company faces. Additional risks and uncertainties not currently known to the Company or that are currently deemed to be immaterial also may materially and adversely affect its business, financial condition and/or operating results.

Global Economic Risks

Terrorist acts, acts of war, natural disasters, outbreaks or pandemics may disrupt the Company’s operations, as well as the operations of the businesses in which it invests. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. For example, many countries have experienced outbreaks of infectious illnesses in recent decades, including swine flu, avian influenza, SARS and COVID-19. Since December 2019, the spread of COVID-19 has caused social unrest and commercial disruption on a global scale.

Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. The ongoing COVID-19 pandemic has magnified these risks and has had, and will continue to have, a material adverse impact on local economies in the affected jurisdictions and also on the global economy, as cross border commercial activity and market sentiment are increasingly impacted by the outbreak and government and other measures seeking to contain its spread. The effects of the COVID-19 pandemic have contributed to increased volatility in global financial markets and have affected countries, regions, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or serious environmental or public health concern could have, a significant negative impact on economic and market conditions, could exacerbate pre-existing political, social and economic risks in certain countries or regions and could trigger a prolonged period of global economic slowdown, which may impact the Company and its underlying investments.

Eagle Point Income Company Inc.

Notes to the Financial Statements

September 30, 2021

(Unaudited)

While vaccination programs have helped to curtail the spread of COVID-19 in certain countries and regions, the pandemic’s trajectory will depend on the speed and scale of vaccine distribution and the vaccines’ efficacy in preventing transmission of new variants of the coronavirus. Accordingly, it is impossible to know how long the impact of the COVID-19 pandemic will, last or the severity thereof. Federal, state and local governments, as well as foreign governments, have taken aggressive steps to address problems being experienced by the markets and by businesses and the economy in general; however, these measures are not indefinite and there can be no assurance that they will be adequate. Furthermore, it is possible that they are causing, or will in the future cause, market distortions or other indirect consequences which could have an adverse impact on the Company.

To the extent the Company’s underlying investments are overweight in certain countries, regions, companies, industries or market sectors, such positions will increase the risk of loss from adverse developments affecting those countries, regions, companies, industries or sectors. The COVID-19 pandemic and related government-imposed restrictions have imposed, and may continue to impose, severe financial harm on certain industries to which the Company is exposed indirectly through its CLOs investments’ underlying loan assets. For example, the airline and hotel industries have experienced sharp declines in revenue due to restrictions on travel, hospitals and other healthcare companies have experienced financial losses as a result of increased expenses and declining revenue as patients choose to delay elective or routine procedures, and many casino operators have been forced to limit operations due to the imposition of mandatory business closures and to address social distancing guidelines.

Following the onset of the pandemic, certain CLOs held by the Company experienced increased defaults by underlying borrowers. Obligor defaults and rating agency downgrades caused, and may in the future cause, payments that would have otherwise been made to the CLO equity or CLO debt securities that the Company held to instead be diverted to buy additional loans within a given CLO or paid to senior CLO debt holders as an early amortization payment. In addition, defaults and downgrades of underlying obligors caused, and may in the future cause, a decline in the value of CLO securities generally. If CLO cash flows or income decrease as a result of the pandemic, the portion of the Company’s distribution comprised of a return of capital could increase or distributions could be reduced.

Concentration Risk

The Company is classified as “non-diversified” under the 1940 Act. As a result, the Company can invest a greater portion of its assets in obligations of a single issuer than a “diversified” fund. The Company may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence.

Liquidity Risk

The securities issued by CLOs generally offer less liquidity than below investment grade or high-yield corporate debt, and are subject to certain transfer restrictions imposed on certain financial instruments and other eligibility requirements on prospective transferees. Other investments the Company may purchase through privately negotiated transactions may also be illiquid or subject to legal restrictions on their transfer. As a result of this illiquidity, the Company’s ability to sell certain investments quickly, or at all, in response to changes in economic and other conditions and to receive a fair price when selling such investments may be limited, which could prevent the Company from making sales to mitigate losses on such investments.

Risks of Investing in CLOs

The Company’s investments consist primarily of CLO securities and the Company may invest in other related structured finance securities. CLOs and structured finance securities are generally backed by an asset or a pool of assets (typically senior secured loans and other credit-related assets in the case of a CLO) which serve as collateral. The Company and other investors in CLOs and related structured finance securities ultimately bear the credit risk of the underlying collateral. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of junior tranches, and scheduled payments to junior tranches have a priority in the right of payment to subordinated/equity tranches. Therefore, CLO and other structured finance securities may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLO and other structured finance securities. In addition to the general risks

Eagle Point Income Company Inc.

Notes to the Financial Statements

September 30, 2021

(Unaudited)

associated with investing in debt securities, CLO securities carry additional risks, including, but not limited to: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the fact that investments in CLO junior debt and equity tranches will likely be subordinate in right of payment to other senior classes of CLO debt; and (4) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Interest Rate Risk

The fair value of certain investments held by the Company may be significantly affected by changes in interest rates. In general, rising interest rates will negatively affect the price of a fixed rate debt instrument and falling interest rates will have a positive effect on the price of a fixed rate instrument. Although senior secured loans are generally floating rate instruments, the Company’s investments in senior secured loans through junior debt and equity tranches of CLOs are sensitive to interest rate levels and volatility. Although CLOs are generally structured to mitigate the risk of interest rate mismatch, there may be some difference between the timing of interest rate resets on the assets and liabilities of a CLO. Such a mismatch could have a negative effect on the amount of funds distributed to CLO equity investors. In addition, in the event of a significant rising interest rate environment and/or economic downturn, loan defaults may increase and result in credit losses which may adversely affect the Company’s cash flow, fair value of its assets and operating results. In the event that the Company’s interest expense were to increase relative to income, or sufficient financing became unavailable, return on investments and cash available for distribution to stockholders or to make other payments on the Company’s securities would be reduced.

LIBOR Risk

The CLO equity and debt securities in which the Company invests earn interest at, and CLOs in which it invests typically obtain financing at, a floating rate based on LIBOR.

On July 27, 2017, the Chief Executive of the Financial Conduct Authority (“FCA”), the United Kingdom's financial regulatory body and regulator of LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR due to the absence of an active market for interbank unsecured lending and other reasons. On March 5, 2021, the FCA announced that all LIBOR settings will either cease to be provided by any administrator, or no longer be representative (i) immediately after December 31, 2021 for all GBP, EUR, CHF and JPY LIBOR settings and one-week and two-month US dollar LIBOR settings, and (ii) immediately after June 30, 2023 for the remaining US dollar LIBOR settings, including three-month US dollar LIBOR. In addition, based on supervisory guidance from regulators, many banks are expected to cease issuance of new LIBOR-based instruments by January 1, 2022.

Replacement rates that have been identified include the Secured Overnight Financing Rate (SOFR, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities) and the Sterling Overnight Index Average Rate (SONIA, which is intended to replace GBP LIBOR and measures the overnight interest rate paid by banks for unsecured transactions in the sterling market), although other replacement rates could be adopted by market participants.

Loans held by CLO issuers and other issuers in which the Company may invest may reference LIBOR, and the termination of LIBOR presents risks to such issuers and, indirectly, the Company. As LIBOR is currently being reformed, investors should be aware that: (a) any changes to LIBOR could affect the level of the published rate, including to cause it to be lower and/or more volatile than it would otherwise be; (b) if the applicable rate of interest on any CLO security is calculated with reference to a tenor which is discontinued, such rate of interest will then be determined by the provisions of the affected CLO security, which may include determination by the relevant calculation agent in its discretion; (c) the administrator of LIBOR will not have any involvement in the CLOs or loans and may take any actions in respect of LIBOR without regard to the effect of such actions on the CLOs or loans; and (d) any uncertainty in the value of LIBOR or, the development of a widespread market view that LIBOR has been manipulated or any uncertainty in the prominence of LIBOR as a benchmark interest rate due to the recent regulatory reform may adversely affect the liquidity of the securities in the secondary market and their market value. Any of the above or any other significant change to the setting of LIBOR could have a material adverse effect on the value of, and the amount payable under, (i) any underlying assets of a CLO which pay interest linked to a LIBOR rate and (ii)

Eagle Point Income Company Inc.

Notes to the Financial Statements

September 30, 2021

(Unaudited)

the CLO securities in which the Company invests.

If LIBOR is eliminated as a benchmark rate, it is uncertain whether broad replacement conventions in the CLO markets will develop and, if conventions develop, what those conventions will be and whether they will create adverse consequences for the issuer or the holders of CLO securities. If no replacement conventions develop, it is uncertain what effect broadly divergent interest rate calculation methodologies in the markets will have on the price and liquidity of CLO securities and the ability of the collateral manager to effectively mitigate interest rate risks. While the issuers and the trustee of a CLO may enter into a reference rate amendment or the collateral manager may designate a designated reference rate, in each case, subject to the conditions described in a CLO indenture, there can be no assurance that a change to any alternative benchmark rate (a) will be adopted, (b) will effectively mitigate interest rate risks or result in an equivalent methodology for determining the interest rates on the floating rate instrument, (c) will be adopted prior to any date on which the issuer suffers adverse consequences from the elimination or modification or potential elimination or modification of LIBOR or (d) will not have a material adverse effect on the holders of the CLO securities.

In addition, the effect of a phase out of LIBOR on U.S. senior secured loans, the underlying assets of CLOs, is currently unclear. To the extent that any replacement rate utilized for senior secured loans differs from that utilized for a CLO that holds those loans, the CLO would experience an interest rate mismatch between its assets and liabilities, which could have an adverse impact on the Company’s net investment income and portfolio returns.

Low Interest Rate Environment

As of the date of the financial statements, interest rates in the United States are near historic lows due to the U.S. Federal Reserve’s lowering of certain interest rates as part of its efforts to ease the economic effects of the COVID-19 pandemic. These historically low interest rate levels magnify the risks associated with rising interest rates described under “Interest Rate Risk,” above. The senior secured loans underlying the CLOs in which the Company invests typically have floating interest rates. A rising interest rate environment may increase loan defaults, resulting in losses for the CLOs in which the Company invests. In addition, increasing interest rates may lead to higher prepayment rates, as corporate borrowers look to avoid escalating interest payments or refinance floating rate loans. Further, a general rise in interest rates will increase the financing costs of the CLOs. However, since many of the senior secured loans within these CLOs have LIBOR floors, if LIBOR is below the applicable LIBOR floor (which can typically range from 0.00% to 1.00% depending on the loan), there may not be corresponding increases in investment income, which could result in the CLO not having adequate cash to make interest or other payments on the securities which the Company holds.

Leverage Risk

The Company has incurred leverage through the Credit Facilities, and the Company may incur additional leverage, directly or indirectly, through one or more special purpose vehicles, including indebtedness for borrowed money and leverage in the form of derivative transactions, repurchase agreement transactions, short sale transactions, shares of preferred stock and other structures and instruments, in significant amounts and on terms the Adviser and the Board deem appropriate, subject to applicable limitations under the 1940 Act. Such leverage may be used for the acquisition and financing of the Company’s investments, to pay fees and expenses and for other purposes. Any such leverage does not include embedded or inherent leverage in CLO structures in which the Company invests or in derivative instruments in which the Company may invest. Accordingly, there is effectively a layering of leverage in the Company’s overall structure. The more leverage is employed, the more likely a substantial change will occur in the Company’s net asset value (“NAV”). For instance, any decrease in the Company’s income would cause net income to decline more sharply than it would have had the Company not borrowed. In addition, any event adversely affecting the value of an investment would be magnified to the extent leverage is utilized.

Highly Subordinated and Leveraged Securities Risk

The Company’s portfolio includes junior debt and equity investments in CLOs, which involve a number of significant risks. CLO junior debt and equity securities are typically very highly leveraged (with CLO equity securities typically being leveraged nine to thirteen times), and therefore the junior debt and equity tranches in which the Company invests are subject to a higher degree of risk of total loss. In particular, investors in CLO securities indirectly bear risks of the collateral held by such CLOs. The Company generally has the right to receive payments

Eagle Point Income Company Inc.

Notes to the Financial Statements

September 30, 2021

(Unaudited)

only from the CLOs, and generally does not have direct rights against the underlying borrowers or the entity that sponsored the CLO.

Credit Risk

If a CLO in which the Company invests, an underlying asset of any such CLO or any other type of credit investment in the Company’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status either or both the Company’s income and NAV may be adversely impacted. Non-payment would result in a reduction of the Company’s income, a reduction in the value of the applicable CLO security or other credit investment experiencing non-payment and, potentially, a decrease in the Company’s NAV. To the extent the credit rating assigned to a security in the Company’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected. In addition, if a CLO in which the Company invests triggers an event of default as a result of failing to make payments when due or for other reasons, the CLO would be subject to the possibility of liquidation, which could result in full loss of value to the CLO junior debt and equity investors. CLO equity tranches are the most likely tranche to suffer a loss of all of their value in those circumstances.

Low Or Unrated Securities Risks

The Company invests primarily in securities that are rated below investment grade or, in the case of CLO equity securities, are not rated by a national securities rating service. The primary assets underlying the CLO security investments are senior secured loans, although these transactions may allow for limited exposure to other asset classes including unsecured loans, high yield bonds, emerging market loans or bonds and structured finance securities with underlying exposure to collateralized loan obligation and other collateralized debt obligation tranches, residential mortgage backed securities, commercial mortgage backed securities, trust preferred securities and other types of securitizations. CLOs generally invest in lower-rated debt securities that are typically rated below Baa/BBB by Moody’s, S&P or Fitch. In addition, the Company may obtain direct exposure to such financial assets/instruments. Securities that are not rated or are rated lower than Baa by Moody’s or lower than BBB by S&P or Fitch are sometimes referred to as “high yield” or “junk.” High-yield debt securities have greater credit and liquidity risk than investment grade obligations. High-yield debt securities are generally unsecured and may be subordinated to certain other obligations of the issuer thereof. The lower rating of high-yield debt securities and below investment grade loans reflects a greater possibility that adverse changes in the financial condition of an issuer or in general economic conditions or both may impair the ability of the issuer thereof to make payments of principal or interest.

4.	RELATED PARTY TRANSACTIONS

Investment Adviser

On October 5, 2018, the Company entered into an investment advisory agreement with the Adviser (the “Advisory Agreement”). Pursuant to the terms of the Advisory Agreement, the Company pays the Adviser, for its services, a management fee equal to an annual rate of 1.25% of the Company’s “Managed Assets”. Managed Assets are defined as the Company’s total assets (including assets attributable to the Company’s use of leverage) minus the sum of the Company’s accrued liabilities (other than liabilities incurred for the purpose of creating leverage). The management fee is calculated monthly and payable quarterly in arrears based on the Company’s Managed Assets at the end of each calendar month. For the nine months ended September 30, 2021, the Company was charged a management fee of $1,204,393, of which $418,190 was payable as of September 30, 2021.

Administrator

Effective October 5, 2018, the Company entered into an administration agreement (the “Administration Agreement”) with the Administrator, an affiliate of the Adviser. Pursuant to the Administration Agreement, the Administrator performs, or arranges for the performance of, the Company’s required administrative services, which include being responsible for the financial records which the Company is required to maintain and preparing reports which are disseminated to the Company’s stockholders. In addition, the Administrator provides the Company with accounting services, assists the Company in determining and publishing its NAV, oversees the preparation and filing of the Company’s tax returns, monitors the Company’s compliance with tax laws and regulations, and prepares and assists the Company with any audits by an independent public accounting firm of the financial statements. The

Eagle Point Income Company Inc.

Notes to the Financial Statements

September 30, 2021

(Unaudited)

Administrator is also responsible for printing and disseminating reports to the Company’s stockholders and maintaining the Company’s website, providing support to investor relations, generally overseeing the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others, and providing such other administrative services as the Company may from time to time designate.

Payments under the Administration Agreement are equal to an amount based upon the Company’s allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions and the Company’s allocable portion of the compensation of the Company’s chief compliance officer, chief financial officer, chief operating officer and the Company’s allocable portion of the compensation of any related support staff. The Company’s allocable portion of such compensation is based on an allocation of the time spent on the Company relative to other matters. To the extent the Administrator outsources any of its functions, the Company pays the fees on a direct basis, without profit to the Administrator. Certain accounting and other administrative services have been delegated by the Administrator to SS&C Technologies, Inc. (“SS&C”). The Administration Agreement may be terminated by the Company without penalty upon not less than sixty days’ written notice to the Administrator and by the Administrator upon not less than ninety days’ written notice to the Company. The Administration Agreement is approved by the Board, including by a majority of the Company’s independent directors, on an annual basis.

For the nine months ended September 30, 2021, the Company was charged a total of $349,784 in administration fees consisting of $267,922 and $81,862, relating to services provided by the Administrator and SS&C, respectively, which are included in the Statement of Operations, and of which $93,106 was payable as of September 30, 2021 and reflected on the Statement of Assets and Liabilities.

Affiliated Ownership

As of September 30, 2021, the Adviser and its affiliates and senior investment team held an aggregate of 0.86% of the Company’s common stock. In addition, an affiliate of Enstar holds an indirect non-controlling ownership interest in the Adviser. As of September 30, 2021, subsidiaries of Enstar, including Cavello Bay, held an aggregate of 61.2% of the Company’s common stock.

5.	COMMON STOCK

On October 16, 2018, the Company converted from a Delaware limited liability company into a Delaware corporation. At the time of the Conversion, the Members of EP Income Company LLC became stockholders of Eagle Point Income Company Inc. and were issued an aggregate of 3,769,596 shares of common stock, par value of $0.001 per share.

In May 2019, the Company issued 886,563 shares of common stock pursuant to a private placement at an average net price per share to the Company of $20.11, which represented the applicable NAV per share of common stock. Of such average net price per share of common stock, $19.10 per share was paid by investors participating in the private placement and $1.01 per share was contributed to the Company by an affiliate of the Adviser. As a result, the Company received total net proceeds of $17,832,932 in connection with the private placement, $897,481 of which was contributed by an affiliate of the Adviser.

On July 23, 2019, the Company priced its IPO and sold an additional 1,200,000 shares of common stock at a public offering price of $19.89 per share, resulting in gross proceeds to the Company of $23,868,000. In addition, the underwriters partially exercised the over-allotment option granted to them in connection with the IPO and purchased 162,114 shares, resulting in additional gross proceeds of $3,224,447. The Adviser and its affiliates paid the full amount of the sales load of $1.3 million or approximately $1.00 per share of common stock issued in the offering (excluding shares sold to the Company’s board of directors, the Adviser, its affiliates, and employees of the Adviser and its affiliates). As the sales load was paid solely by the Adviser and its affiliates, the sales load did not reduce the NAV per share of the Company’s common stock. The Company reimbursed $750,000 or $0.1246 per share of common stock to the Adviser and its affiliates in offering costs incurred prior to or in connection with the IPO. This cost was borne by all common stockholders as a charge to paid-in capital. The Company utilized the net proceeds from the IPO to acquire investments in accordance with the Company’s investment objectives and strategies and for

Eagle Point Income Company Inc.

Notes to the Financial Statements

September 30, 2021

(Unaudited)

general working capital purposes.

On July 24, 2019, the Company’s shares began trading on the NYSE under the symbol “EIC”.

On November 22, 2019, the Company launched an ATM offering to sell up to $14,500,000 aggregate amount of its common stock, pursuant to a prospectus supplement filed with the SEC on November 22, 2019 and additional supplements thereafter. The offering expired on May 29, 2020.

On May 29, 2020, the Company filed a new shelf registration statement with 150,000,000 shares of common stock authorized, of which 6,100,248 shares were issued and outstanding at the time of filing.

On June 1, 2020, the Company launched a new ATM offering to sell up to $7,500,000 aggregate amount of its common stock, pursuant to a prospectus supplement filed with the SEC on June 1, 2020 and additional supplements thereafter.

For the nine months ended September 30, 2021, the Company sold 42,972 shares of its common stock, pursuant to the ATM offerings for total net proceeds to the Company of $743,958. In connection with such sales, the Company paid a total of $3,929 in sales agent commissions.

For the nine months ended September 30, 2021, 1,917 shares of common stock were issued in connection with the DRIP for total net proceeds to the Company of $31,847.

As of September 30, 2021, there were 150,000,000 shares of common stock authorized, of which 6,151,347 shares were issued and outstanding.

6.	COMMITMENTS AND CONTINGENCIES

The Company is not currently subject to any material legal proceedings. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Company’s rights under contracts. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect these proceedings will have a material effect upon its financial condition or results of operations.

As of September 30, 2021, the Company had no unfunded commitments.

7.	INDEMNIFICATIONS

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, during the normal course of business, the Company enters into contracts containing a variety of representations which provide general indemnifications. The Company’s maximum exposure under these agreements cannot be known; however, the Company expects any risk of loss to be remote.

8.	REVOLVING CREDIT FACILITY

The Company may utilize leverage to the extent permitted by the 1940 Act. The Company may obtain leverage using any form of financial leverage instruments, including funds borrowed from banks or other financial institutions, margin facilities, notes or preferred stock and leverage attributable to repurchase agreements or similar transactions. Instruments that create leverage are generally considered to be senior securities under the 1940 Act. The use of leverage creates an opportunity for increased net income and capital appreciation, but also creates additional risks and expenses which will be borne entirely by common stock holders. The Company’s leverage strategy may not ultimately be successful.

Consistent with the ability to utilize leverage, on September 27, 2019, the Company entered into a senior secured

Eagle Point Income Company Inc.

Notes to the Financial Statements

September 30, 2021

(Unaudited)

revolving credit facility (the “SG Credit Facility”) with Société Générale. Pursuant to the terms of the SG Credit Facility, the Company could borrow up to an aggregate principal balance of $30,000,000. Such borrowings under the SG Credit Facility bore interest at 3 month LIBOR plus a spread. The Company was required to pay a commitment fee of 0.25% on the unused amount, which was subject to change based on the terms of the SG Credit Facility. The SG Credit Facility was terminated and matured on September 24, 2021.

On September 24, 2021 the Company entered into a credit agreement with BNP Paribas, as lender, that established a revolving credit facility (the “BNP Credit Facility”, together with the SG Credit Facility the “Credit Facilities”). Pursuant to the terms of the BNP Credit Facility, the Company can borrow up to an aggregate principal balance of $25,000,000 (the “Commitment Amount”). Such borrowings under the BNP Credit Facility bear interest at 1 month LIBOR plus a spread. The Company is required to pay a commitment fee on the unused amount.

The BNP Credit Facility will mature on the earlier of (i) the termination of the Commitment, as defined by the terms of the BNP Credit Facility or (ii) the scheduled maturity date of September 23, 2022. The Company has the option to extend the maturity from time to time in accordance with the BNP Credit Facility agreement.

For the nine months ended September 30, 2021, the Company had an average outstanding borrowing and average interest rate of $21,684,670 and 1.83%, respectively. The interest expense for the nine months ended September 30, 2021 on the Credit Facilities was $355,433, inclusive of the commitment fee, and is recorded on the Statement of Operations. As of September 30, 2021, the current outstanding borrowing amount was $25,000,000, which is presented on the Statement of Assets and Liabilities.

See Note 9 “Asset Coverage” for further discussion on the Company’s calculation of asset coverage with respect to the Credit Facilities.

9.	ASSET COVERAGE

Under the provisions of the 1940 Act, the Company is permitted to issue senior securities, including debt securities and preferred stock, and borrow from banks or other financial institutions, provided that the Company satisfies certain asset coverage requirements.

With respect to senior securities that are stocks, such as preferred stock, the Company is required to have asset coverage of at least 200%, as measured at the time of the issuance of any such senior securities that are stocks and calculated as the ratio of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding shares of senior securities that are stocks. With respect to senior securities representing indebtedness, such as the BNP Credit Facility or any bank borrowings (other than temporary borrowings as defined under the 1940 Act), the Company is required to have asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of the Company’s total consolidated assets, less all liabilities and indebtedness not represented by senior securities, over the aggregate amount of the Company’s outstanding senior securities representing indebtedness.

If the Company’s asset coverage declines below 300% (or 200%, as applicable), the Company would be prohibited under the 1940 Act from incurring additional debt or issuing additional preferred stock and from declaring certain distributions to its stockholders. In addition, the terms of the BNP Credit Facility require the Company to cure any breach of the applicable asset coverage if the Company fails to maintain the applicable asset coverage.

As of September 30, 2021, the Company’s asset coverage of senior securities representing indebtedness was 535%, which is above the minimum requirement of 300%. Asset coverage is calculated in accordance with Section 18(h) of the 1940 act, as generally described above.

Eagle Point Income Company Inc.

Notes to the Financial Statements

September 30, 2021

(Unaudited)

10.	SUBSEQUENT EVENTS

On October 22, 2021, the Company closed an underwritten public offering of 1,220,000 shares of its newly issued 5.00% term preferred stock due October 30, 2026 (the “Series A Term Preferred Stock”) at a public offering price of $25 per share, which resulted in net proceeds to the Company of approximately $29.3 million after payment of underwriting discounts and commissions and estimated offering expenses payable by the Company. The Company listed the Series A Term Preferred Stock on the New York Stock Exchange under the symbol “EICA.” In addition, the underwriters fully exercised their option to purchase an additional 180,000 shares of the Series A Term Preferred Stock, which resulted in net proceeds to the Company of approximately $4.3 million after payment of underwriting discounts and commissions.

In connection with the Series A Term Preferred Stock offering described above, the Company declared two separate distributions of $0.131945 and $0.104167 per share, payable on November 30, 2021 and December 31, 2021, respectively, to holders of record as of November 10, 2021 and December 13, 2021, respectively.

On October 29, 2021, the Company paid a monthly distribution of $0.12 per share on its common stock to holders of record as of October 12, 2021. Additionally, on November 10, 2021, the Company declared three separate distributions of $0.12 per share on its common stock. The distributions are payable on each of January 31, 2022, February 28, 2022 and March 31, 2022 to holders of record as of January 11, 2022, February 8, 2022 and March 11, 2022, respectively.

On November 2, 2021, the Company closed an underwritten public offering of 600,000 shares of the Company’s common stock at a public offering price of $18.45 per share, which resulted in net proceeds to the Company of approximately $10.4 million after payment of underwriting discounts and commissions and estimated offering expenses payable by the Company. In addition, the Company has granted the underwriter a 30-day option to purchase up to an additional 90,000 shares of common stock to cover over-allotments, if any.

Management’s unaudited estimate of the range of the Company’s NAV per common share as of October 31, 2021 was $17.37 to $17.41.

For the period of October 1, 2021 to November 15, 2021, the Company sold 16,396 shares of its common stock pursuant to its ATM offering, for total net proceeds to the Company of approximately $0.3 million. In connection with such sales, the Company paid a total of approximately $1,000 in sales agent commissions.

As of November 15, 2021, the aggregate outstanding principal amount borrowed by the Company from the BNP Credit Facility was $17,000,000.

On November 16, 2021, the Company declared a special distribution of $0.20 per share on its common stock. This distribution is payable on January 24, 2022 to holders of record as of December 23, 2021. The special distribution represents a portion of the excess of the Company’s 2021 net taxable income over the Company’s aggregate regular monthly distributions made during the 2021 tax year.

Management of the Company has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of release of this report, and has determined there are no events in addition to those described above which would require adjustment to or disclosure in the financial statements and related notes through the date of release of this report.

Eagle Point Income Company Inc.

Financial Highlights

(Unaudited)

	For the nine			For the period from
	months ended	For the year ended	For the year ended	October 16, 2018
Per Share Data	September 30, 2021	December 31, 2020	December 31, 2019	to December 31, 2018
Net asset value, beginning of period	$16.89	$19.34	$18.28	$20.00

Net investment income, before fee waivers and expenses reimbursed (1)	0.88	1.27	1.15	0.10
Management fee voluntarily waived by the Adviser (1)	-	-	0.08	0.05
Expenses reimbursed by the Adviser (1)	-	-	0.06	0.20
Administration fee voluntarily waived by the Administrator (1)	-	-	0.03	-
Net investment income	0.88	1.27	1.32	0.35

Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments (1) (2)	0.68	(2.21)	0.70	(1.72)

Net income (loss) and net increase (decrease) in net assets resulting from operations	1.56	(0.94)	2.02	(1.37)

Common stock distributions from net investment income (3)	(0.77)	(1.32)	(0.69)	(0.35)
Common stock distributions from net realized gains on investments (3)	-	-	-	-
Common stock distributions from tax return of capital (3)	-	(0.18)	-	-
Total common stock distributions declared to stockholders (3)	(0.77)	(1.50)	(0.69)	(0.35)

Common stock distributions based on weighted average shares impact	0.01	-	(0.15)	-
Total common stock distributions	(0.76)	(1.50)	(0.84)	(0.35)

Effect of shares issued (4)	-	-	(0.19)
Effect of underwriting discounts, commissions and offering expenses associated with shares issued (4)	-	(0.01)
Effect of offering expenses associated with shares issued (5)	-	-	(0.12)
Effect of shares issued in accordance with the Company's dividend reinvestment plan	-	-	-
Effect of paid-in capital contribution (6)	-	-	0.19
Net effect of shares issued	-	(0.01)	(0.12)	-

Net asset value at end of period	$17.69	$16.89	$19.34	$18.28
Per share market value at beginning of period (7)	$14.41	$18.76	$19.89	N/A
Per share market value at end of period	$17.60	$14.41	$18.76	N/A

Total return, based on market value (8)	28.11%	(14.07% )	(2.27% )	N/A
Total return, based on net asset value (9)	9.30%	(4.91% )	9.56%	(6.85% )

Shares of common stock outstanding at end of period	6,151,347	6,106,458	6,018,273	3,769,596

Ratios and Supplemental Data:
Net asset value at end of period	$108,823,830	$103,120,136	$116,408,383	$68,923,362
Ratio of net investment income to average net assets (10) (12)	6.73%	8.65%	6.67%	8.54%
Ratio of expenses, before fee waivers and expenses reimbursed, to average net assets (10) (11) (12)	3.57%	3.99%	2.75%	3.12%
Ratio of expenses, after fee waivers and expenses reimbursed, to average net assets (10) (11) (12)	N/A	N/A	1.89%	0.00%
Portfolio turnover rate (13)	14.62%	29.14%	11.42%	2.35%

Credit Facility:
Principal amount outstanding at end of period	$25,000,000	$14,815,000	$13,743,000	$-
Asset coverage per $1,000 at end of period (14)	$5,352.95	$7,960.52	$9,470.38	$-

Eagle Point Income Company Inc.

Financial Highlights

(Unaudited)

Footnotes to the Financial Highlights:

(1)	Per share amounts are based on the weighted average of shares of common stock outstanding for the period.
(2)	Net realized gain (loss) and change in unrealized appreciation (depreciation) on investments may include a balancing figure to reconcile to the change in NAV per share at the end of each period. The amount shown for a share outstanding throughout the period may not agree with the change in the aggregate net realized gain (loss) and change in unrealized appreciation (depreciation) on investments for the period because of the timing of sales of the Company’s common stock in relation to fluctuating market values for the portfolio.
(3)	The information provided is based on estimates available at each respective period. The final tax characteristics of the Company’s earnings cannot be determined until tax returns are filed after the end of the fiscal year and may vary from these estimates.
(4)	Represents the effect per share of the Company’s issuance of shares of common stock pursuant to a private placement in May 2019 and the Company’s ATM offerings. Effect of shares issued reflect the impact of the offering price when compared to management’s estimated NAV per share at the time of each respective offering.
(5)	Represents the effect per share of offering expenses incurred prior to or in connection with the Company’s IPO. Please refer to Note 5 “Common Stock” for further discussion relating to the Company’s reimbursement of offering expenses.
(6)	Represents the effect of the paid-in capital contribution made by an affiliate of the Adviser pursuant to a private placement in May 2019. Please refer to Note 5 “Common Stock” for further discussion relating to the contribution made by an affiliate of the Adviser.
(7)	Represents the IPO price as of July 23, 2019 for the year ended December 31, 2019.
(8)	Total return based on market value is calculated assuming shares of the Company’s common stock were purchased at the market price as of the beginning of the period, and distributions paid to common stockholders during the period were reinvested at prices obtained by the Company’s dividend reinvestment plan, and the total number of shares were sold at the closing market price per share on the last day of the period. For the year ended December 31, 2019 the total return on market value is calculated as the change in market value per share for the period commencing July 23, 2019, the date of the Company’s IPO, through December 31, 2019. The beginning market value per share is based on the initial public offering price of $19.89 per share. Total return does not reflect any sales load. Total return for the period ended September 30, 2021 is not annualized.
(9)	Total return based on net asset value is calculated as the change in net asset value per share during the period plus declared and paid dividends per share, divided by the beginning net asset value per share.
(10)	Ratios for the nine months ended September 30, 2021 and for the period from October 16, 2018 to December 31, 2018 are annualized. Ratios include the impact of the fee waivers and expenses reimbursed by the Adviser, where applicable.
(11)	Expenses of the Company for the period from October 16, 2018 to December 31, 2018 and for the period from January 1, 2019 to May 31, 2019 were reimbursed by the Adviser. In addition, the Adviser has voluntarily waived the management fee and the Administrator has voluntarily waived the administration fee for the same periods from October 16, 2018 to December 31, 2018 and from January 1, 2019 to May 31, 2019.
(12)	Ratios for the nine months ended September 30, 2021, the year ended December 31, 2020 and for the year ended December 31, 2019 include interest expense on the credit facility of 0.45%, 0.60% and 0.04% of average net assets, respectively. Ratios for the year ended December 31, 2019 include excise tax expense of 0.10% of average net assets.
(13)	The portfolio turnover rate is calculated as the lesser of total investment purchases executed during the period or the total of investment sales and repayments of principal executed during the period, divided by the average fair value of the investments for the same period. The portfolio turnover rate for the nine months ended September 30, 2021 is not annualized.
(14)	The asset coverage per unit figure is the ratio of the Company’s total assets, less liabilities and indebtedness not represented by the credit facility, to the aggregate dollar amount of outstanding borrowings of the credit facility, in accordance with section 18(h) of the 1940 Act. The asset coverage per unit figure is expressed in terms of dollar amounts per $1,000 principal amount.

Eagle Point Income Company Inc.

Financial Highlights

(Unaudited)

Financial highlights for the period from October 4, 2018 (Commencement of Operations) to October 15, 2018 for the Members are as follows:

For the period from
October 4, 2018
(Commencement of Operations)
Per Unit Data	to October 15, 2018
Net asset value at beginning of period	$1,000.00
Net investment income	2.69
Net change in unrealized appreciation (depreciation) on investments	0.51
Net income (loss) and net increase (decrease) in net assets resulting from operations	3.20
Net asset value at end of period	$1,003.20
Total return (1)	0.32%

Ratios and Supplemental Data:
Net asset value at end of period	$75,391,911
Ratio of net investment income to average net assets (1)	0.27%
Ratio of expenses to average net assets (2)	0.00%
Portfolio turnover rate (3)	0.00%

(1)	Total return and ratio of net investment income to average net assets for the period from October 4, 2018 (Commencement of Operations) to October 15, 2018 are not annualized.
(2)	No expenses were borne by the Company from October 4, 2018 (Commencement of Operations) to October 15, 2018.
(3)	The Company did not enter transactions to purchase or sell securities from October 4, 2018 (Commencement of Operations) to October 15, 2018. As such, the portfolio turnover rate is 0.00%.

Note: The above Financial Highlights for the period from October 4, 2018 (Commencement of Operations) to October 15, 2018 for Members represents the period when the Company was initially organized as a Delaware limited liability company.

Eagle Point Income Company Inc.

Supplemental Information

(Unaudited)

Senior Securities Table

Information about the Company’s senior securities shown in the following table has been derived from the Company’s financial statements as of and for the dates noted.

Fiscal Period Ended	Title of Security	Total Principal Amount Outstanding	Asset Coverage per $1,000 of Principal Amount ⁽¹⁾
September 30, 2021	Credit Facility (Société Générale)	$25,000,000	$5,352.95
December 31, 2020	Credit Facility (Société Générale)	$14,815,000	$7,960.52
December 31, 2019	Credit Facility (Société Générale)	$13,743,000	$9,470.38

(1)	The asset coverage per unit figure is the ratio of the Company’s total assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate dollar amount of senior securities (i.e., total borrowings under the Credit Facility), in accordance with section 18(h) of the 1940 Act. The asset coverage per unit figure is expressed in terms of dollar amounts per $1,000 of indebtedness.

Asset Coverage

All references in the Company’s prospectus to the interpretations and guidance of the SEC and its staff regarding asset segregation and cover practices and to the SEC’s proposed rulemaking related to the use of derivatives and certain other transactions by registered investment companies, including under the headings “Risk Factors—Risks Relating to Our Business and Structure—We are subject to the risk of legislative and regulatory changes impacting our business or the markets in which we invest—Derivative Investments,” “Regulation as a Closed-End Management Investment Company—General—Asset Segregation and Coverage” and “Additional Investments and Techniques—Short Sales,” are supplemented and replaced with the following.

In October 2020, the SEC adopted Rule 18f-4 under the 1940 Act related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies. Rule 18f-4 in effect rescinds and withdraws the guidance of the SEC and its staff regarding asset segregation and cover practices with respect to such transactions.

Rule 18f-4 permits the Company to enter into derivatives and other transactions that create future payment or delivery obligations, including short sales, notwithstanding the senior security provisions of the 1940 Act if the Company complies with certain value-at-risk (“VaR”) leverage limits and derivatives risk management program and board oversight and reporting requirements or complies with a “limited derivatives users” exception. The Company has elected to rely on the limited derivatives users exception. The Company may change this election and comply with the other provisions of Rule 18f-4 related to derivatives transactions at any time and without notice. To satisfy the limited derivatives users exception, the Company has adopted and implemented written policies and procedures reasonably designed to manage the Company’s derivatives risk and limit its derivatives exposure in accordance with Rule 18f-4. Rule 18f-4 also permits the Company to enter into reverse repurchase agreements or similar financing transactions notwithstanding the senior security provisions of the 1940 Act if the Company aggregates the amount of indebtedness associated with its reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Company’s asset coverage ratios as discussed above or treats all such transactions as derivatives transactions for all purposes under Rule 18f-4.

In connection with the Company’s election to rely on Rule 18f-4, the Company will no longer consider the guidance of the SEC and its staff regarding asset segregation and cover practices in determining how the Company will comply with Section 18 with respect to the Company’s use of derivatives and the other transactions that Rule 18f-4 addresses.

EAGLE POINT
INCOME COMPANY

Eagle Point Income Company Inc.

600 Steamboat Road, Suite 202
Greenwich, CT 06830
(203) 340 8500

Investment Adviser

Eagle Point Income Management LLC

600 Steamboat Road, Suite 202
Greenwich, CT 06830

Transfer Agent, Registrar, Dividend Disbursement and Stockholder Servicing Agent

American Stock Transfer and Trust Company, LLC

6201 15th Avenue
Brooklyn, NY 11219
(800) 937 5449

www.eaglepointincome.com

© Eagle Point Income Company Inc. All rights reserved.